Commitments and Contingencies	12 Months Ended
Sep. 27, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company has non-cancelable operating lease agreements for office, research and development and manufacturing space in the United States and foreign locations. The Company also has operating leases for certain equipment, automobiles and services in the United States and foreign jurisdictions. These lease agreements expire at various dates through 2022 and certain agreements contain provisions for extension at substantially the same terms as currently in effect. Any lease escalation clauses, rent abatements and/or concessions, such as rent holidays and landlord or tenant incentives or allowances, are included in the determination of straight-line rent expense over the lease term.

Future minimum lease payments for the next five fiscal years as of September 27, 2013 are as follows (in thousands):

2014	$3,408
2015	3,027
2016	2,867
2017	2,636
2018	1,796
Thereafter	5,964

Total minimum lease payments	$19,698

Rent expense incurred under non-cancelable operating leases was $4.5 million, $4.1 million and $4.0 million in fiscal years 2013, 2012 and 2011, respectively. Pursuant to the terms of a facility lease, the Company would be obligated to reimburse a landlord for lease incentives of up to $1.0 million should the Company default on the lease during the term, which expires in January 2018.

The Company is obligated under certain facility leases to restore those facilities to the condition in which the Company or its predecessors first occupied the facilities. The Company is required to remove leasehold improvements and equipment installed in these facilities prior to termination of the leases. The estimated costs for the removal of these assets are recorded as asset retirement obligations. A summary of the changes in the estimated fair values of the asset retirement obligations is as follows (in thousands):

	Fiscal Years
	2013	2012	2011
Balance — beginning of year	$1,074	$913	$1,819
Payments	(1,403)	(41)	(705)
Accretion expense and settlements	1,323	202	(201)

Balance — end of year	$994	$1,074	$913

Unused Letter of Credit—As of September 27, 2013, the Company had outstanding unused letters of credit from a bank aggregating $246,000.

Purchase Commitments—As of September 27, 2013, the Company had outstanding noncancelable purchase commitments aggregating $4.4 million pursuant to inventory supply arrangements.

Litigation—The Company is periodically subject to legal proceedings, claims and contingencies arising in the ordinary course of business.

Suits By and Against GigOptix. In April 2011, GigOptix, Inc. (GigOptix) filed a complaint and subsequently a first amended complaint (Complaint) in the Santa Clara County Superior Court against the Company, its subsidiary Optomai, and five of the employees (Ex-Employees) who had previously worked for GigOptix. GigOptix alleged that three of the Ex-Employees began conceptualizing a new business venture in 2009 (which would later become Optomai) before resigning from their employment with GigOptix, and that they used confidential information of GigOptix in their new business. The Complaint sought unspecified damages, attorneys’ fees and costs, and injunctive relief for alleged breach of employment-related agreements, trade secret misappropriation and other related alleged torts by the employee defendants, Optomai and, following its April 2011 acquisition of Optomai, the Company.

In July 2011, GigOptix sought a temporary restraining order and thereafter an injunction on the same grounds, both of which were denied by the court. In August 2011, GigOptix amended its Complaint for the second time to delete its causes of action for negligent and intentional interference with economic advantage and unfair competition, leaving the following causes of action to be adjudicated: (i) breach of duty of loyalty against the Ex-Employees only, (ii) breach of contract against the Ex-Employees only, (iii) misappropriation of trade secrets against all defendants, and (iv) unfair business practices against all defendants. Each side has served and responded to written discovery requests, produced documents and conducted witness depositions.

On July 30, 2012, GigOptix filed and served a renewed motion for preliminary injunction, which was argued before the court on September 13, 2012. After considering evidence presented by the parties, including witness and expert testimony and forensic evidence, the court denied GigOptix’s renewed motion for preliminary injunction on September 18, 2012. The parties participated in a non-binding mediation of their dispute on December 20, 2012, but did not resolve the issues. In January 2013, the plaintiff’s claims were voluntarily dismissed as to two of the five individual Ex-Employee defendants and the court set a date for a trial beginning August 26, 2013, which was subsequently re-set by the court for September 23, 2013. On July 26, 2013, the court heard motions brought by all defendants to stay the case on the basis that certain individual defendants are being investigated by the United States Attorneys’ Office for the Northern District of California, and consequently may be unavailable to testify and rebut allegations made in the civil complaint. On July 30, 2013, the court denied the defendants’ stay motions.

On August 22, 2013, the Company filed a complaint against GigOptix in the U.S. District Court for the Northern District of California alleging infringement of U.S. Patent Nos. 6,348,992 and 6,361,717. The complaint sought damages, attorneys’ fees and costs, and injunctive relief against GigOptix’s continued infringement of the patents, and also includes an allegation that GigOptix’s infringement has been willful. On September 13, 2013, GigOptix answered the complaint and denied infringement of both patents. GigOptix asserted several affirmative defenses, including some based on alleged conduct by the previous owner of the patents. GigOptix also asserted counterclaims for a declaratory judgment of non-infringement and invalidity of the patents.

In September 2013, as a result of a mediation, the parties to each of the above suits entered into a global confidential settlement of all pending lawsuits between them, pursuant to which the parties filed joint requests with the relevant courts to fully and finally dismiss both cases, with prejudice, neither party admitted liability to the other, and the Company made a one-time settlement payment of $7.25 million to GigOptix.

CSR Matter. In January 2013, CSR Technology Inc. (“CSR”) filed a complaint against the Company in the Massachusetts Superior Court for Suffolk County alleging breach of contract, breach of the implied covenant of good faith and fair dealing, misrepresentation, deceptive business practices and unfair competition, all relating to the Company’s purported failure to honor an alleged minimum purchase commitment contract between the Company with respect to certain semiconductor chips previously supplied by CSR for use in our automotive module product. The complaint claims alleged damages of $2.2 million and asks for attorney’s fees and other remedies. The Company filed an answer to the complaint on January 28, 2013. The parties have concluded fact discovery and CSR has filed a motion for summary judgment. The Company is opposing that motion and, if successful in doing so, the Company intends to continue to defend the lawsuit vigorously. The Company does not expect that the ultimate cost to resolve the CSR matter will have a material effect on the consolidated financial statements.